U.S. SMALL BUSINESS ADMINISTRATION
                            PORTLAND DISTRICT OFFICE
                       1515 S.W. FIFTH AVENUE, SUITE 1050
                           PORTLAND, OREGON 97201-5494

                        AUTHORIZATION AND LOAN AGREEMENT
                                (GUARANTY LOANS)


Heller First Capital Corp.
10260 SW Greenburg Road, Suite 400
Portland, OR 97223

Your request received May 1, 1997 for SBA to guarantee 75.00% of a loan in the
                      -----------                      ------
amount of $900,000.00 to be made by Lender to:
           ----------

The Oregon Baking Company, Inc.
dba Marsee Baking
P.O. Box 25776
Portland, OR 97225

is hereby approved pursuant to Section 7(a) of the Small Business Act as amended.

1.   The following forms are herewith enclosed:

     (a) One blank SBA Note for your completion and execution by the Borrower. The original copy of this authorization shall be executed prior to first disbursement and retained in loan file by the Lender. (A copy of the Note and all other documents should be given to the borrower.)

     (b) Copies of the SBA Settlement Sheet (Form 1050) are to be completed and executed by Lender and Borrower to reflect each disbursement. Lender to keep yellow and pink copy in its Lender's loan file, and blue copy should be provided to Borrower.

     (c) Compensation Agreements (Form 159) shall be executed by Borrower, Borrower's representative(s) if Borrower has employed an attorney, accountant or other representative(s), or if Borrower is charged fees for services by Lender or an associate of Lender. If no such fees have been charged, please write "None" prior to execution by Borrower and Lender. The form shall be returned to SBA only if the total amount of all such fees exceed $1,000.00.

     (d) A guaranty fee shall be paid by Lender to SBA within 90 days of the date of this Authorization and may be charged to Borrower only after Lender has paid fee to SBA, and initial disbursement made to Borrower. The guaranty fee due Lender from the Borrower is as follows:

          (ii) If the loan amount exceeds $100,000.00 the following rate schedule applies:

               (1) Three percent (3%) on the first $250,000.00 GUARANTEED portion

                                      PLUS

Borrower Name: The Oregon Baking Company, Inc.
Page 2

               (2) Three & one-half (3.5%) of the next $250,000.00 GUARANTEED portion, up to $500,000.00

                                      PLUS

               (3) Three & seven-eights (3.875%) of the GUARANTEED portion greater than $500,000.00 up to the maximum guaranty of $750,000.00.

          This guarantee fee must be sent to "SBA, Attn: Collection Activities Branch; Denver, CO 8025911 (with SBA loan number on payment).

     (e) The original copy of this Authorization shall be executed prior to first disbursement and retained in loan file by the Lender. (A copy of the Authorization and any amendments should be given to Borrower.)

2.   This Authorization is subject to:

     (a) Provisions of the Guaranty Agreement between Lender and SBA, dated February 20, 1992.

     (b) First disbursement of the Loan being made not later than six (6) months, and no disbursement being made later than twelve (12) months, from the date of this Authorization, unless such time is extended pursuant to prior written consent by SBA.

     (c) Receipt by Lender of evidence satisfactory to it in its sole discretion, that there has been no unremedied adverse change since the date of the Application, or since any of the preceding disbursements, in the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement. This shall include receipt and review of current (within 90 days of closing) business and personal financial statements.

     (d) The representations made by Borrower in its loan application, the requirements or conditions set froth in Lender's application form, including the supporting documents thereto, the conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

     (e) Prior to first disbursement, Lender shall obtain verification from Internal Revenue Service (IRS) that tax returns submitted by Borrower with the application for this loan conform to the returns filed with IRS and/or business financial statements. Any discrepancy shall be considered to be an adverse change, no disbursements will be made, and SBA shall be promptly notified.

     (f) Lender is permitted to use computer-generated replications of mandated SBA Forms, as long as they are exact reproductions of these SBA Forms. Lender will be held responsible for any errors or omissions.

Borrower Name: The Oregon Baking Company, Inc.
Page 3

     (g) Lender agrees to pay an ongoing guaranty fee equal to one-half of one percent (0.5%) per annum on the guaranteed portion of the outstanding balance. This fee shall be paid by the lender following the receipt of a payment from borrower. The fee may not be charged to the borrower and shall be received by the SBA-designated fiscal and transfer agent by the third day of the month (or the next business day thereafter, if the third is not a business day), following receipt of a scheduled payment. There is a two business day grace period after the due date. Lender agrees to report the status of all of its SBA guaranteed loans on a monthly basis using SBA Form 1502 or an acceptable electronic format.

3.   Terms of Loan:

     (a)  Repayment term, interest(s), and maturity.

     (1) Installments, including principal and interest, each in the amount of FIFTEEN THOUSAND FIVE HUNDRED TWENTY NINE dollars ($15,529.00), commencing SEVEN months from the first day of the month following first disbursement and continuing due and payable monthly thereafter until SEVEN years and SIX months from date of Note when the full unpaid balance of principal and interest shall become due and payable. Each installment shall be applied to interest accrued as of date of receipt and the balance, if any, to principal.

          In addition to the foregoing payments, monthly payments of interest only shall be made, beginning one month from date of Note, and continuing for SIX months.

     (2) THIS IS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initial rate of ELEVEN AND ONE-QUARTER percent (11.25%) per annum. Commencing on the first calendar day of the calendar month following first disbursement, and monthly thereafter, the interest rate shall increase or decrease to TWO AND THREE-QUARTERS percent (2.75%) above the Prime Rate in effect on the first business day of the month, as published in the Money Rates Section of THE WALL STREET JOURNAL.

     (3) NOTE: The amount of the monthly payment shown above is based upon the prime interest rate as of the date of the receipt of the loan application by SBA of EIGHT AND ONE-HALF percent (8.50%) plus a spread of TWO AND THREE-QUARTERS percent (2.75%).

     (4) Holder should give written notice to the Borrower of each increase or decrease in the interest rate and the reamortized installment payment amount within thirty (30) days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given.

     (5) If the Borrower shall be in default in payment due on the indebtedness at the time the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate I effect as of the date of purchase by SBA.

Borrower Name: The Oregon Baking Company, Inc.
Page 4

     (6) Borrower shall provide Lender with written notice of intent to prepay part or all the loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If Borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this Authorization, Borrower shall be required to pay Lender three weeks interest on the unpaid principal as of the date of such prepayment.

     (7) If the collateral securing the Note is sold or transferred voluntarily, involuntarily or by operation of law without the prior written consent of the holder, the holder may at its option declare the entire unpaid principal and interest of the note secured hereby immediately due and payable. Acceptance by the holder of any payments after any sale or transfer shall not constitute a waiver of the provisions of this paragraph and the provisions hereof shall apply to each sale and transfer.

     (8) Borrower further agrees to pay a late charge not to exceed 5% of the payment amount due if such payment is not received within 15 days of the due date for an Oregon based loan or within 10 days of the due date for a Washington based loan. Funds paid by the borrower will be applied first to bring the loan current, including accrued interest, and then to the late fee.

     (b) Use of proceeds of loan as follows (specific uses for which loan is authorized):

          (1) Approximately $455,000.00 for payment in full for purchase of machinery and equipment.

          (2) Approximately $270,000.00 for refinance SBA debt, Loan Numbers GP825643002PTD, GP 5171973005PTD and GP 5595063007PTD

          (3)  Approximately $150,000.00 for working capital.

          (4)  Approximately $25,000.00 for closing costs.

          (5) Balance, if any, to be used solely for operating expenses of Borrower. If any funds are to be used for payment of payroll, Lender is to be assured of timely deposit of all withheld taxes.

          (6) Disbursement pursuant to paragraph 3(B)(1) to be made against paid receipts or by joint payee checks against invoices.

          (7) The borrower agrees, to the extent feasible, to purchase only American-made equipment and products with the proceeds of this loan.

Borrower Name: The Oregon Baking Company, Inc.
Page 5

     (c)  Collateral:

          (1) Perfected first security interest in all machinery and equipment (EXCLUDING titled motor vehicles), furniture, and proceeds thereof, now owned by Borrower, and hereafter acquired, located at all business locations including but not limited to those items described in listing attached to Loan Application. UCC search required from Secretary of State, after recording of Lender financing statement.

          (2) Perfected security interest covering all inventory, general intangibles, accounts, and proceeds thereof, now owned by Borrower and hereafter acquired, located at all business locations. Such security interest may be subject only to the prior lien of TO BE DETERMINED as security for a debt not in excess of $TO BE DETERMINED secured by accounts and inventory. UCC search required from Secretary of State, after recording of Lender financing statement.

          (3) Purchase money security interest to be taken by Financing Statement and Security Agreement in all personal property acquired with loan proceeds. Lender shall file a Financing Statement prior to disbursing loan proceeds, notify all senior creditors if inventory is being acquired, and clearly identify each item of personal property acquired with loan proceeds.

          (4) Recorded Assignment with right of reassignment of all Borrower's rights and interest in and to a certain lease between Borrower, as Lessee and LESSOR covering premises for ALL BUSINESS LOCATIONS which lease shall have an unexpired term, including options to renew, of approximately SEVEN YEARS AND SIX MONTHS and contain such other provisions and conditions as are satisfactory to Lender.

               Consent by Lessor to assignment and to right of reassignment by Lender/SBA. Written agreement that so long as Lender/SBA has not entered into possession of the premises covered by said lease for the purpose of operating a business it shall not be liable for rent or any other obligations of Lessee; in the event of default under subject lease, Lessor will not take any action to terminate the lease without giving 60 days prior written notice to Lender/SBA and will grant Lender/SBA the right to cure such default within said period; and, the Lessor disclaims all right, title and interest in and to all leasehold improvements, buildings, fixtures, personal property, and appurtenance placed by Lessee on the premises during the aforementioned lease period and waives any rights of landlord's distraint.

          (5)  Guaranty on SBA Form executed by Robert E. Schneider and Virginia
               C. Wulf, securing the Note with second Deed of Trust or Mortgage to be executed by Guarantor on real estate located at 2075 NW 131st Avenue, Portland, OR 97229. Such Deed of Trust or Mortgage may be subject only to the interest of Great Western Bank as security for a debt not in excess of $327,658. Affidavit of Title, Lot Book Report or similar report satisfactory to Lender, is required.

Borrower Name: The Oregon Baking Company, Inc.
Page 6

          (6) Guaranty on SBA Form 148 executed by Virginia C. Wulf, modified to provide that the liability under the Guaranty of said Guarantor(s) shall be limited to HER legal or equitable interest in the real property security located at 2075 NW 131st Avenue, Portland, OR 97229.

          (7) Guaranty on SBA Form executed by Howard Wassertail & Vivian S. Wasserteil, security the Note with second Deed of Trust or Mortgage to be executed by Guarantor on real estate located at 3125 SW 66th Avenue, Portland, OR 97225. Such Deed of Trust or Mortgage may be subject only to the interest of Great Western Bank as security for a debt not in excess of $164,470.00. Affidavit of Title, Lot Book Report or similar report satisfactory to Lender, is required.

          (8) Guaranty on SBA Form 148 executed by Vivian S. Wasstereil, modified to provide that the liability under the Guaranty of said Guarantor(s) shall be limited to HER legal or equitable interest in the real property security located at 3125 SW 66th Avenue, Portland, OR 97225.

          (9) Tax realty service (annual tax status reporting service) will be provided Lender for the term of the Loan covering all pledged real property.

4. To further induce Lender to make and SBA to guarantee this Loan, Lender and SBA impose the following conditions:

     (a)  Execution of all documents required in Item 1 above.

     (b) Reimbursable Expenses. Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, and the making and administration of the Loan.

     (c) Books, Records, and Reports. Borrower will at all times keep proper books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower Is expense and in such manner and at such times as Lender or SBA may require, (a) inspections and audits of any books, records and papers in the custody of control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefrom, and (b) inspections and appraisals of any of Borrower's assets. Borrower will furnish to Lender and SBA for the TWELVE (12) month period ending 12/31/97, and ANNUALLY thereafter (no later than 90 days following the expiration of any such period) and at such other times and in such form as Lender may prescribe, Borrower's financial and operating statements. Borrower hereby authorizes all Federal, State and municipal authorities to furnish reports of examinations, records, and other information relating to the conditions and affairs of Borrower and any desired information from reports, returns, files, and records of such authorities upon request therefor by Lender or SBA.

     (d) Borrower shall not execute any contracts for management consulting services without prior approval of Lender and SBA.

Borrower Name: The Oregon Baking Company, Inc.
Page 7

     (e) Distributions and Compensation. Borrower will not, without the prior written consent of Lender or SBA (a) if borrower is a corporation, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate, or merge with any other company, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company,
          (b) if Borrower is a partnership or individual, make any distribution of assets of the business of Borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

     (f)  Other provisions:

     (1) Borrower shall provide and maintain hazard insurance (fire and extended coverage) for the full replacement value on ALL PLEDGED ASSETS. Fire and extended coverage insurance must contain a mortgagee clause for Lender similar in character to New York Standard Mortgagee Clause and a clause naming Lender as loss payee. General Public Liability Insurance in an amount satisfactory to Lender is required. Lender shall be named a loss payee, except for public liability.

     (2) Prior to first disbursement, the Lender must be in receipt of evidence of the kind described below from an independent authoritative source which is sufficient to indicate to the Lender that the property is not in a special flood hazard area (SFHA). Property is defined as the asset(s) financed as a part of the SBA financial assistance and/or other collateral deemed necessary by the field office. If such evidence is not provided to the Lender, the Borrower must obtain, and maintain, a Standard Flood Insurance Policy (SFIP) or other appropriate special flood hazard insurance in amounts and coverages equal to the lesser of (1) the insurable value of the property or (2) the maximum amount of coverage available Borrower can show that special flood hazard insurance has been acquired by submitting a copy of the policy or providing evidence of premium payment for the appropriate coverage to a licensed insurance agent. Borrower will not be eligible for either any future disaster assistance or SBA business loan assistance if the special flood hazard insurance is not maintained as stipulated herein throughout the entire term of this loan.

          As evidence that property is not located within a special flood hazard area subject to flooding, mudslides or erosions, the Lender may rely on a determination of special flood hazard area status by the Borrower's property and casualty insurance company, real estate appraiser, title insurance company, a local government agency or other authoritative source acceptable to SBA which would ordinarily have knowledge of the special flood hazard area status for the property.

     (3) Resolution of Board of Directors, of Borrower corporation, authorizing the corporation to obtain the loan and given collateral to secure it.

Borrower Name: The Oregon Baking Company, Inc.
Page 8

     (4) Prior to any disbursement, Lender must be in receipt of evidence satisfactory to it that Borrower and/or corporate guarantor is a registered corporation listed in good standing with the Corporate Commissioner of the State of Oregon. Loan documentation must reflect correct spelling of corporate name.

     BORROWER COVENANTS AND WARRANTS THAT:

     (1) Borrower is in compliance with all applicable Federal and State environmental laws and regulations, and that they will continue to comply with all such laws and regulations in the future; no proceedings alleging violations of environmental laws are pending, on property owned or property to be purchased, leased or rented by Borrower; Borrower has no knowledge of hazardous waste contamination on property owned or property to be purchased, leased or rented by Borrower; and Borrower assumes all responsibility and all liability for toxic substance cleanup resulting from any violations, past, present or future, and agrees to indemnify the Lender and SBA for any and all resulting liabilities or costs.

     (2) Prior to any disbursement, Lender must be in receipt of evidence satisfactory to it that the registration of Borrower's assumed business name is active on the records of the Corporation Division of the Oregon Secretary of State.

     (3) Borrower certifies that no principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement that requires payment of child support.

     (4) Prior to first disbursement, Borrower must furnish to Lender a copy of a lease for all business locations, with terms satisfactory to Lender.

     (5) Prior to any further expansion, Borrower shall obtain written approval of Lender. Lender shall insure the profitability of the operations before granting approval for further expansion.

5. Parties Affected. This Agreement shall be binding upon Borrower and Borrower's successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA. The Loan shall be administered as provided in the Guaranty Agreement.

                                  AIDA ALVAREZ
                                  ADMINISTRATOR


By: /s/Wayne E. Carter                                              May 16, 1997
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Wayne E. Carter, Acting Deputy District Director                       Date

CERTIFICATION
-------------

Borrower has read and understands the action SBA can take in the event of failure to meet scheduled payments in accordance with the terms and conditions of the agreements.

Borrower Name: The Oregon Baking Company, Inc.
Page 9

Borrower hereby agrees to the conditions imposed herein and further acknowledges that this Authorization and Loan Agreement (Guaranty Loans) does not create a commitment by Lender to disburse any funds pursuant hereto. Borrower further agrees that the terms and conditions herein are for the benefit of, and may be enforced by, Lender as well as SBA and this Authorization and all amendments constitute the Loan Agreement between Lender and Borrower.

LENDER

Name:  Heller First Capital Corp.

By: /s/ Donna L. Jordan
   ------------------------------------
Donna L. Jordan, Senior Vice President

By: /s/ Kathryn J. Sennott
   ------------------------------------
Kathryn J. Sennott, Credit Manager

Date:              6/20/97
     ----------------------------------
BORROWER

Name:  The Oregon Baking Company, Inc.

By: /s/ Howard J. Wasserteil
   ------------------------------------
Howard J. Wasserteil, President

By: /s/ Robert E. Schneider
   ------------------------------------
Robert E. Schneider, CEO

Date:              6/20/97
     ----------------------------------

GUARANTORS (INDIVIDUAL)

/s/ Robert E. Schneider
---------------------------------------
Robert E. Schneider

/s/ Virginia C. Wulf
---------------------------------------
Virginia C. Wulf

/s/ Howard J. Wasserteil
---------------------------------------
Howard J. Wasserteil

/s/ Vivian S. Wasserteil
---------------------------------------
Vivian S. Wasserteil


Date:     6/30/97
     ----------------------------------